SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 2, 2001
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                           The New York Times Company
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             (Exact Name of Registrant as Specified in its Charter)

         New York                     1-5837                    13-1102020
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification  No.)

229 West 43rd Street, New York, New York                              10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code                (212) 556-1234
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. Acquisition or Disposition of Assets

      On April 2, 2001, The New York Times Company (the "Company") and certain of its wholly-owned subsidiaries completed the sale of their golf magazine properties (the "Business"), including those assets relating to the publication of Golf Digest, Golf Digest Woman, Golf World and Golf World Business and the operation of GolfDigest.com, to Advance Magazine Publishers Inc. ("Advance"), a wholly-owned subsidiary of Advance Publications, Inc.

      The transaction was consummated in accordance with the terms and conditions of (i) the Asset Purchase Agreement dated as of January 31, 2001 by and between The New York Times Company Magazine Group, Inc., a wholly-owned subsidiary of the Company, and Advance and (ii) the Asset Purchase Agreement dated as of January 31, 2001 by and between NYT Management Services, a wholly-owned subsidiary of the Company, and Advance (collectively, the "Agreements"), copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively. In consideration for the sale of the Business to Advance, the Company received approximately $435 million in cash, which is subject to a post-closing adjustment, and Advance agreed to assume certain liabilities associated with the Business.

      Attached hereto as Exhibit 99.1 is a copy of the press release issued by the Company on April 2, 2001 announcing the sale of the Business to Advance.

      The information provided in this Item 2 is qualified in its entirety by reference to the terms and conditions of the Agreements, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively.

ITEM 5. Other Events.

      The Company has determined that as a result of a typographical error, the approximate amount of the Company's minimum rental commitments under noncancellable operating leases at December 31, 2000, as listed in Footnote 13 of the 2000 Financial Report included in its Annual Report on Form 10-K for the year ended December 31, 2000, should be changed to: 2001, $14.8 million; 2002, $12.8 million; 2003, $10.1 million; 2004, $9.1 million; 2005, $7.8 million and
$47.2 million thereafter. This typographical error did not affect any other item in the Company's 2000 financial statements.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits. The following exhibits are filed with this report:

Exhibit
 Number                           Description
 ------                           -----------

2.1 Asset Purchase Agreement dated as of January 31, 2001 by and between The New York Times Company Magazine Group, Inc. and Advance Magazine Publishers Inc.

2.2 Asset Purchase Agreement dated as of January 31, 2001 by and between NYT Management Services and Advance Magazine Publishers Inc.

99.1     Press release issued by The New York Times Company on April 2, 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE NEW YORK TIMES COMPANY


Date: April 2, 2001                     By: /s/ Solomon B. Watson IV
                                           -------------------------------------
                                           Name:  Solomon B. Watson IV
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary
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                                INDEX TO EXHIBITS

Exhibit
 Number                           Description
 ------                           -----------

2.1 Asset Purchase Agreement dated as of January 31, 2001 by and between The New York Times Company Magazine Group, Inc. and Advance Magazine Publishers Inc.

2.2 Asset Purchase Agreement dated as of January 31, 2001 by and between NYT Management Services and Advance Magazine Publishers Inc.

99.1     Press release issued by The New York Times Company on April 2, 2001.